Exhibit 99.2
SUNRISE SENIOR LIVING, INC.
UNAUDITED PRO FORMA CONSOLIDATED BALANCE SHEET

	Historical			Pro Forma
	September 30,	Pro Forma		September 30,
(In thousands, except per share and share amounts)	2009	Adjustments		2009
ASSETS
Current Assets:
Cash and cash equivalents	$43,382	9,825	(5)	$53,207
Accounts receivable, net	37,265	(639	)(6)	36,626
Income taxes receivable	7,330			7,330
Due from unconsolidated communities	24,146	249	(6)	24,395
Deferred income taxes, net	14,999			14,999
Restricted cash	31,857	22,500	(4)	54,357
Assets held for sale	88,254			88,254
German assets held for sale	105,554			105,554
Prepaid insurance	3,838			3,838
Prepaid expenses and other current assets	17,058	(754	)(6)	16,304

Total current assets	373,683	31,181		404,864
Property and equipment, net	419,871	(142,955	)(1)	276,916
Due from unconsolidated communities	18,978			18,978
Intangible assets, net	54,400			54,400
Investments in unconsolidated communities	71,161			71,161
Investments accounted for under the profit-sharing method	13,531			13,531
Restricted cash	100,966			100,966
Restricted investments in marketable securities	33,670			33,670
Other assets, net	9,893			9,893

Total assets	$1,096,153	$(111,774)		$984,379

LIABILITIES AND EQUITY
Current Liabilities:
Current maturities of debt	$335,749	(113,229	)(2)	$222,520
Outstanding draws on bank credit facility	68,878	(25,000	)(3)	43,878
Debt relating to German assets held for sale	200,034			200,034
Accounts payable and accrued expenses	155,332	(4,251	)(6)	151,081
Liabilities associated with German assets held for sale	9,908			9,908
Due to unconsolidated communities	1,883			1,883
Deferred revenue	7,398	(3,656	)(6)	3,742
Entrance fees	35,158			35,158
Self-insurance liabilities	46,174			46,174

Total current liabilities	860,514	(146,136)		714,378
Debt, less current maturities	19,964	(19,964	)(2)	—
Guarantee liabilities	13,777			13,777
Self-insurance liabilities	62,947			62,947
Deferred gains on the sale of real estate and deferred revenues	17,480	5,000	(7)	22,480
Deferred income tax liabilities	14,999			14,999
Other long-term liabilities, net	102,442			102,442

Total liabilities	1,092,123	(161,100)		931,023

Equity:
Preferred stock, $0.01 par value, 10,000,000 shares authorized, no shares issued and outstanding	—			—
Common stock, $0.01 par value, 120,000,000 shares authorized, 51,072,275 shares issued and outstanding, net of 392,961 treasury shares, at September 30, 2009	511			511
Additional paid-in capital	461,945			461,945
Retained loss	(471,407)	49,326	(8)	(422,081)
Accumulated other comprehensive income	8,864			8,864

Total stockholders’ (deficit) equity	(87)	49,326		49,239

Noncontrolling interests	4,117			4,117

Total equity	4,030	49,326		53,356

Total liabilities and equity	$1,096,153	$(111,774)		$984,379

See accompanying notes to the unaudited pro forma consolidated financial statements.

SUNRISE SENIOR LIVING, INC.
UNAUDITED PRO FORMA CONSOLIDATED STATEMENTS OF OPERATIONS
FOR THE NINE MONTHS ENDED SEPTEMBER 30, 2009

	Historical			Proforma
	Nine Months Ended			Nine Months Ended
	September 30,	Proforma		September 30,
(In thousands, except per share amounts)	2009	Adjustments		2009
Operating revenue:
Management fees	$84,305			$84,305
Resident fees for consolidated communities	319,842	(58,988	)(9)	260,854
Ancillary fees	34,148			34,148
Professional fees from development, marketing and other	11,343			11,343
Reimbursed costs incurred on behalf of managed communities	709,158			709,158

Total operating revenues	1,158,796	(58,988)		1,099,808
Operating expenses:
Community expense for consolidated communities	242,384	(42,344	)(9)	200,040
Community lease expense	44,765	(197	)(9)	44,568
Depreciation and amortization	41,454	(4,464	)(9)	36,990
Ancillary expenses	31,880			31,880
General and administrative	91,829			91,829
Development expense	10,462			10,462
Write-off of capitalized project costs	14,147			14,147
Accounting Restatement, Special Independent Committee inquiry, SEC investigation and stockholder litigation	3,541			3,541
Restructuring costs	25,883			25,883
Provision for doubtful accounts	11,335	(192	)(9)	11,143
Loss on financial guarantees and other contracts	1,463			1,463
Impairment of long-lived assets	34,962	(22,502	)(9)	12,460
Costs incurred on behalf of managed communities	719,735			719,735

Total operating expenses	1,273,840	(69,699)		1,204,141

Loss from operations	(115,044)	10,711		(104,333)
Other non-operating income (expense):
Interest income	1,428	(3	)(9)	1,425
Interest expense	(10,809)	3,202	(9)	(7,607)
Gain on investments	904			904
Other income	4,276	(5	)(9)	4,271

Total other non-operating expense	(4,201)	3,194		(1,007)
Gain on the sale and development of real estate and equity interests	20,330			20,330
Sunrise’s share of earnings and return on investment in unconsolidated communities	9,362			9,362
Loss from investments accounted for under the profit-sharing method	(9,157)			(9,157)

Loss before benefit from income taxes	(98,710)	13,905		(84,805)
Benefit from income taxes	1,449		(14)	1,449

Loss from continuing operations	$(97,261)	$13,905		$(83,356)

Earnings per share data:
Basic and diluted net loss per common share
Loss from continuing operations	$(1.93)	0.27	(10)	$(1.66)

Weighted-average shares outstanding — basic and diluted	50,620			50,620
See accompanying notes to the unaudited pro forma consolidated financial statements.

SUNRISE SENIOR LIVING, INC.
UNAUDITED PRO FORMA CONSOLIDATED STATEMENT OF OPERATIONS
FOR THE TWELVE MONTHS ENDED DECEMBER 31, 2008

	Historical					Pro Forma
	Twelve Months					Twelve Months
	Ended			Elimination		Ended
	December 31,	Proforma		of Other Dispositions		December 31,
(In thousands, except per share amounts)	2008	Adjustments		after Statement Date		2008
Operating revenue:
Management fees	$140,030			(8,444	)(11)	$131,586
Resident fees for consolidated communities	435,580	(80,173	)(9)	(13,727	)(11)	341,680
Ancillary fees	54,633			(12,803	)(11)	41,830
Professional fees from development, marketing and other	59,969			(15,522	)(11)	44,447
Reimbursed costs incurred on behalf of managed communities	1,011,431					1,011,431

Total operating revenues	1,701,643	(80,173)		(50,496)		1,570,974
Operating expenses:
Community expense for consolidated communities	335,739	(58,369	)(9)	(18,142	)(11)	259,228
Community lease expense	60,145	(258	)(9)			59,887
Depreciation and amortization	51,276	(6,429	)(9)	(5,350	)(11)	39,497
Ancillary expenses	60,620			(21,977	)(11)	38,643
General and administrative	169,966			(6,344	)(11)	163,622
Development expense	78,305			(43,800	)(11)	34,505
Write-off of capitalized project costs	95,763			(371	)(11)	95,392
Accounting Restatement, Special Independent Committee inquiry,
SEC investigation and stockholder litigation	30,224					30,224
Restructuring costs	18,065					18,065
Provision for doubtful accounts	22,628	(234	)(9)	(2,352	)(11)	20,042
Loss on financial guarantees and other contracts	5,022					5,022
Impairment of long-lived assets	158,338	(1,939	)(9)	(6,506	)(11)	149,893
Costs incurred on behalf of managed communities	1,004,974					1,004,974

Total operating expenses	2,091,065	(67,229)		(104,842)		1,918,994

Loss from operations	(389,422)	(12,944)		54,346		(348,020)
Other non-operating income (expense):
Interest income	6,600	(13	)(9)	(320	)(11)	6,267
Interest expense	(21,406)	5,573	(9)	9,124	(11)	(6,709)
Loss on investments	(7,770)					(7,770)
Other expense	(21,602)	263	(9)	1,273	(11)	(20,066)

Total other non-operating expense	(44,178)	5,823		10,077		(28,278)
Gain on the sale and development of real estate and equity interests	17,374					17,374
Sunrise’s share of loss and return on investment in unconsolidated communities	(13,846)					(13,846)
Loss from investments accounted for under the profit-sharing method	(1,329)					(1,329)
Minority interests	8,154			(8,154	)(12)	—

Loss from continuing operations before benefit from income taxes	(423,247)	(7,121)		56,269		(374,099)
Benefit from income taxes	43,483	733	(14)	(5,796	)(15)	38,420

Loss from continuing operations	$(379,764)	$(6,388)		$50,473		$(335,679)

Earnings per share data:
Basic and diluted net loss per common share
Loss from continuing operations	$(7.54)	$(0.13)	(10)	$1.15	(13)	$(6.52)

Weighted-average shares outstanding — basic and diluted	50,345					50,345
See accompanying notes to the unaudited pro forma consolidated financial statements.

SUNRISE SENIOR LIVING, INC.
UNAUDITED PRO FORMA CONSOLIDATED STATEMENT OF OPERATIONS
FOR THE TWELVE MONTHS ENDED DECEMBER 31, 2007

	Historical					Pro Forma
	Twelve Months					Twelve Months
	Ended			Elimination		Ended
	December 31,	Proforma		of Other Dispositions		December 31,
(In thousands, except per share amounts)	2007	Adjustments		after Statement Date		2007
Operating revenue:
Management fees	$129,456			(7,163	)(11)	$122,293
Resident fees for consolidated communities	400,238	(73,284	)(9)	(3,947	)(11)	323,007
Ancillary fees	58,645			(7,518	)(11)	51,127
Professional fees from development, marketing and other	38,855			(9,309	)(11)	29,546
Reimbursed costs incurred on behalf of managed communities	956,047					956,047

Total operating revenues	1,583,241	(73,284)		(27,937)		1,482,020
Operating expenses:
Community expense for consolidated communities	288,180	(52,585	)(9)	(3,637	)(11)	231,958
Community lease expense	62,588					62,588
Depreciation and amortization	52,701	(6,901	)(9)	(3,962	)(11)	41,838
Ancillary expenses	68,958			(15,664	)(11)	53,294
General and administrative	188,512			(4,966	)(11)	183,546
Development expense	72,016			(36,940	)(11)	35,076
Write-off of capitalized project costs	28,430					28,430
Accounting Restatement, Special Independent Committee inquiry,
SEC investigation and stockholder litigation	51,707					51,707
Provision for doubtful accounts	8,910	(281	)(9)	(920	)(11)	7,709
Loss on financial guarantees and other contracts	22,005					22,005
Impairment of long-lived assets	7,641					7,641
Costs incurred on behalf of managed communities	956,047					956,047

Total operating expenses	1,807,695	(59,767)		(66,089)		1,681,839

Loss from operations	(224,454)	(13,517)		38,152		(199,819)
Other non-operating income (expense):
Interest income	9,514	(22	)(9)	(208	)(11)	9,284
Interest expense	(6,650)	1,196	(9)			(5,454)
Other expense	(6,089)	293	(9)			(5,796)

Total other non-operating expense	(3,225)	1,467		(208)		(1,966)
Gain on the sale and development of real estate and equity interests	105,081					105,081
Sunrise’s share of income and return on investment in unconsolidated communities	108,947			(1,600	)(11)	107,347
Income from investments accounted for under the profit-sharing method	22					22
Minority interests	4,470			(4,470	)(12)	—

Loss from continuing operations before provision for income taxes	(9,159)	(12,050)		31,874		10,665
Provision for income taxes	(9,068)	4,736	(14)	(12,526	)(15)	(16,858)

Loss income from continuing operations	$(18,227)	$(7,314)		$19,348		$(6,193)

Earnings per share data:
Basic and diluted net loss per common share
Loss from continuing operations	$(0.37)	$(0.15	)(10)	$0.44	(13)	$(0.08)

Weighted-average shares outstanding — basic and diluted	49,851					49,851
See accompanying notes to the unaudited pro forma consolidated financial statements.

SUNRISE SENIOR LIVING, INC.
UNAUDITED PRO FORMA CONSOLIDATED STATEMENT OF OPERATIONS
FOR THE TWELVE MONTHS ENDED DECEMBER 31, 2006

	Historical					Pro Forma
	Twelve Months					Twelve Months
	Ended			Elimination		Ended
	December 31,	Proforma		of Other Dispositions		December 31,
(In thousands, except per share amounts)	2006	Adjustments		after Statement Date		2006
Operating revenue:
Management and buyout fees	$251,958			(5,313	)(11)	$246,645
Resident fees for consolidated communities	379,442	(67,182	)(9)	(26,059	)(11)	286,201
Ancillary fees	56,673			(2,579	)(11)	54,094
Professional fees from development, marketing and other	28,553			(11,607	)(11)	16,946
Reimbursed costs incurred on behalf of managed communities	911,979					911,979

Total operating revenues	1,628,605	(67,182)		(45,558)		1,515,865
Operating expenses:
Community expense for consolidated communities	274,545	(50,196	)(9)	(24,522	)(11)	199,827
Community lease expense	59,046	(597	)(9)	(10	)(11)	58,439
Depreciation and amortization	47,687	(6,149	)(9)	(4,809	)(11)	36,729
Ancillary expenses	59,029			(6,710	)(11)	52,319
General and administrative	136,989			(2,609	)(11)	134,380
Development expense	63,634			(33,088	)(11)	30,546
Write-off of capitalized project costs	1,329					1,329
Accounting Restatement, Special Independent Committee inquiry,
SEC investigation and stockholder litigation	2,600					2,600
Provision for doubtful accounts	13,965	(256	)(9)	(787	)(11)	12,922
Loss on financial guarantees and other contracts	89,676					89,676
Impairment of long-lived assets and write-off of unamortized contract costs	40,408			(681	)(11)	39,727
Costs incurred on behalf of managed communities	911,979					911,979

Total operating expenses	1,700,887	(57,198)		(73,216)		1,570,473

Loss from operations	(72,282)	(9,984)		27,658		(54,608)
Other non-operating income (expense):
Interest income	9,476	(6	)(9)	(295	)(11)	9,175
Interest expense	(6,194)	1,413	(9)	10	(11)	(4,771)
Loss on investments	(5,610)					(5,610)
Other expense	6,706	97	(9)			6,803

Total other non-operating income	4,378	1,504		(285)		5,597
Gain on the sale and development of real estate and equity interests	51,347					51,347
Sunrise’s share of loss and return on investment in unconsolidated communities	43,702					43,702
Loss from investments accounted for under the profit-sharing method	(857)					(857)
Minority interests	6,916			(6,916	)(12)	—

Income from continuing operations before provision for income taxes	33,204	(8,480)		20,457		45,181
Provision for income taxes	(17,527)	3,332	(14)	(8,040	)(15)	(22,235)

Income from continuing operations	$15,677	$(5,148)		$12,417		$22,946

Earnings per share data:
Basic net income per common share
Income from continuing operations	$0.32	$(0.11	)(10)	$0.34	(13)	$0.55

Diluted net income per common share
Income from continuing operations	$0.31	$(0.10	)(10)	$0.34	(13)	$0.55

Weighted-average shares outstanding — basic	48,947					48,947
Weighted-average shares outstanding — diluted	50,722					50,722
See accompanying notes to the unaudited pro forma consolidated financial statements.

SUNRISE SENIOR LIVING, INC.
NOTES TO UNAUDITED PRO FORMA CONSOLIDATED FINANCIAL STATEMENTS
Note 1 — Basis of Presentation
     The unaudited pro forma financial information is presented to illustrate the effect of our November 18, 2009 sale of 21 properties on our historical financial position and operating results. The unaudited pro forma balance sheet is as of September 30, 2009 and is based on our historical statements after giving effect to the transaction as if it had occurred on September 30, 2009. The unaudited pro forma statements of operations for the nine months ended September 30, 2009 and the twelve months ended December 31, 2008, 2007 and 2006 are based on our historical statements for such periods after giving effect to the transaction as if it had occurred on January 1 of each year. The unaudited pro forma financial information should be read in conjunction with our historical consolidated financial statements and notes thereto contained in our 2008 Annual Report on Form 10-K, as amended, filed on March 31, 2009 and our Form 10-Q for the quarter ended September 30, 2009 filed on November 9, 2009.
     The preparation of the unaudited pro forma consolidated financial information is based on financial statements prepared in accordance with accounting principles generally accepted in the United States of America. These principles require the use of estimates that affect the reported amounts of assets, liabilities, revenues and expenses. Actual results could differ from those estimates.
     The unaudited pro forma consolidated financial information is provided for illustrative purposes only and does not purport to represent what the actual results of our operations or financial position would have been had the transaction occurred on the respective dates assumed, nor is it necessarily indicative of our future operating results or financial position. However, the pro forma adjustments reflected in the accompanying unaudited pro forma consolidated financial information reflect estimates and assumptions that our management believes to be reasonable.
Note 2 — Pro Forma Adjustments
The unaudited pro forma consolidated balance sheet at September 30, 2009 reflects the following adjustments:
1)	Adjustment to remove property and equipment, net for the net book value of the sold properties.

2)	Assignment to purchaser or payoff of debt related to sold properties.

3)	Pay down of bank credit facility with proceeds from the transaction.

4)	Placement of $20 million in a restricted cash account for use in paying down other creditors in the future. In addition, $2.5 million was placed in escrow for potential future indemnification liabilities.

5)	Net cash received from transaction after giving effect to the settlement of net working capital, paydown of bank credit facility, posting of required escrows and payment of transaction costs at September 30, 2009.

6)	Working capital associated with sold properties.

7)	To record indemnification liability cap of $5.0 million. The indemnification period is one year following the closing of the transaction.

8)	Reflect the approximate gain on the transaction before any tax effect.
The unaudited pro forma consolidated statements of operations for the years ended December 31, 2008, 2007 and 2006 and for the nine months ended September 30, 2009 reflect the following adjustments:
9)	The elimination of revenues and expenses of properties sold in current transaction.

10)	The elimination of per share loss of properties sold in current transaction.

11)	The elimination of dispositions or expected dispositions classified as discontinued operations at September 30, 2009 but included in continuing operations in historical statements.

12)	The reclassification of minority interest from continuing operations.

13)	The elimination of per share loss of dispositions or expected dispositions classified as discontinued operations at September 30, 2009 but included in continuing operations in historical statements.

14)	Tax expense associated with the operations of the properties sold in the transaction except for the nine months ended September 30, 2009 for which we have a full valuation allowance.

15)	Net tax benefit associated with discontinued operations and noncontrolling interests.